Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094
Leuthold Funds, Inc.

June 28, 2019

Supplement to the Statement of Additional Information dated January 31, 2019

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Prospectus.

Change in Board of Directors

It is with great sadness that we report that Paul M. Kelnberger, a member of the Board of Directors of Leuthold Funds, Inc., has passed away.  Mr. Kelnberger served as the Chair of the Audit Committee.  The independent Directors have not yet appointed a replacement for Mr. Kelnberger.  We will announce that appointment when it occurs.

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The date of this Supplement is June 28, 2019.

Please retain this Supplement for future reference.